SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 Date of Report:
                                February 28, 2003

                        CIT HOME EQUITY LOAN TRUST 2002-1
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                            (Commission File Number)
                                    333-65554

                        (IRS Employer Identification No.)


                    c/o The CIT Group/Consumer Finance, Inc.
                                   1 CIT Drive
                             Livingston, New Jersey
                                   07039-0491

               Registrants' telephone number, including area code:
                                 (973) 740-5000

                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events

CIT HOME EQUITY LOAN TRUST 2002-1
MONTHLY SERVICE REPORT
COLLECTION PERIOD:                                            28-Feb-03
PAYMENT DATE:                                                 25-Mar-03
DETERMINATION DATE:                                           20-Mar-03

The monthly distributions were made to holders of asset backed notes issued by CIT Home Equity Loan Trust 2002-1 on: March 25, 2003

Item 7. Financial Statements and Exhibits

(c.) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K. Exhibit No. 20.1 Monthly Servicer Report

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT  Home Equity Loan Trust 2002-1
By:  JPMorgan Chase Bank, as Trustee
By:  Kevin Crombie

Name:  Kevin Crombie
Title: Assistant Vice President/Relationship Manager


Dated:
March 26, 2003

Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2002-1
            Home Equity Loan Asset Backed Certificates, Series 2002-1
                          Master Servicer's Certificate

                                                Due Period    2/28/2003
                                        Determination Date    3/20/2003
                                         Distribution Date    3/25/2003


I   Available in Certificate Account

    Principal collected on Mortgage Loans                         21,778,040.41
    All Liquidation Proceeds with respect to Principal               318,727.46
    Recoveries on previously Liquidated Mortgages with
      respect to Principal                                            12,782.81
    Principal portion of Purchase Price on Repurchased
      Mortgage Loans                                                       0.00
    Substitution Adjustment with respect to Principal                      0.00
                                                                   ------------

             Principal Distribution Amount                        22,109,550.68

    Interest collected on Mortgage Loans                           5,235,372.98
    Interest portion of Purchase Price on Repurchased Mortgage
      Loans                                                                0.00
    Recoveries on previously Liquidated Mortgages with respect
      to Interest                                                          0.00
    Substitution Adjustment with respect to Interest                       0.00
    Master Servicer Monthly Advances (net of Compensating
      Interest)                                                      915,425.98
    Reimbursement of previous months Servicer Advances              (625,118.30)
    Compensating Interest                                              1,166.48
    Investment Earnings on Certificate Account                            0.00
                                                                   -------------
             Interest Remittance Amount                            5,526,847.14

    Amount not Required to be deposited                                    0.00

             Total available in the Certificate Account            27,636,397.82


II  Distributions                               Per $ 1,000            Amount
                                              ----------------     ------------

1.  Aggregate Class AF -1A Distribution        57.83052150         6,322,032.61

2.  Aggregate Class AF-1B Distribution         58.11653097         5,713,436.16

3.  Aggregate Class A-2 Distribution            3.80833338           257,938.42

4.  Aggregate Class A-3 Distribution            4.32500000           296,651.75

5.  Aggregate Class A-4 Distribution            4.97500000           249,695.25

6.  Aggregate Class A-5 Distribution            5.59166677           174,515.92

7.  Aggregate Class A-6 Distribution            5.16666674           244,176.67

8.  Aggregate Class A-7 Distribution           28.27700738         6,362,326.66

9.  Aggregate Class MF-1 Distribution           5.47500000           195,293.25

10  Aggregate Class MF-2 Distribution           5.88333333           198,209.50

11. Aggregate Class BF Distribution             6.21666654           160,141.33

12. Aggregate Class AV Distribution            28.81125403         4,956,400.03

13. Aggregate Class MV-1 Distribution           1.58374981            21,333.11

14. Aggregate Class MV-2 Distribution           2.01152757            21,885.42

15. Aggregate Class BV Distribution             2.51708356            27,411.04

16. Aggregate Class X-IO Distribution           0.00000000         1,957,862.01

17. Aggregate Class R Distribution                                         0.00

18. Aggregate Master Servicer Distribution                           477,088.69
                                                                  -------------
               Total Distributions =                              27,636,397.82

III  Certificate Class Balances                 Factor %             Amount
                                             --------------      --------------

    Opening Senior Class A Certificate Balances as reported in prior Monthly Master Servicer Report for Group I Certificates:

        (a)  Class AF-1A                      16.30328814%        17,822,754.59
        (b)  Class AF-1B                      16.30328816%        16,027,762.59
        (c)  Class A-2                       100.00000000%        67,730,000.00
        (d)  Class A-3                       100.00000000%        68,590,000.00
        (e)  Class A-4                       100.00000000%        50,190,000.00
        (f)  Class A-5                       100.00000000%        31,210,000.00
        (g)  Class A-6                       100.00000000%        47,260,000.00
        (h)  Class A-7                        63.23484497%       142,278,401.18
                                                                 --------------
                                                                 441,108,918.36

    Opening Subordinated Class MF & BF Certificate Balances as reported in prior Monthly Master Servicer Report for Group I Certificates:

        (a)  Class MF-1                      100.00000000%        35,670,000.00
        (b)  Class MF-2                      100.00000000%        33,690,000.00
        (c)  Class BF                        100.00000000%        25,760,000.00
                                                                  -------------
                                                                  95,120,000.00

    Opening Senior Class AV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:

        (a)  Class AV                         56.47513196%        97,154,169.51

    Opening Subordinated Class MV & BV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:

        (b)  Class MV-1                      100.00000000%        13,470,000.00
        (c)  Class MV-2                      100.00000000%        10,880,000.00
        (d)  Class BV                        100.00000000%        10,890,000.00
                                                                  -------------
                                                                 132,394,169.51

IV  Principal Distribution Amount

1(a). Basic Principal Amount                           No.            Amount
                                                   ----------       -----------
(a)  Stated principal collected                                    1,508,445.63
          (b)  Principal Prepayments                   215        20,269,594.79
          (c)  Liquidation Proceeds                                  331,510.27
          (d)  Repurchased Mortgage Loans                0                 0.00
          (e)  Substitution Adjustment related
                 to Principal                                              0.00
          (f)  Recoveries on previously Liquidated
                 Mortgages with respect to Principal                       0.00
                                                                  -------------
                   Total Principal Distribution                   22,109,550.69

1(b). Subordination Increase Amount                                  389,622.14


2(a). Class AF Principal Distribution Amount for Group I Certificates:

                                               Per $ 1,000
                                            ----------------
          1.  Class AF-1A                      57.64332803         6,301,568.62
          2.  Class AF-1B                      57.64332804         5,666,915.58
          3.  Class A-2                         0.00000000                 0.00
          4.  Class A-3                         0.00000000                 0.00
          5.  Class A-4                         0.00000000                 0.00
          6.  Class A-5                         0.00000000                 0.00
          7.  Class A-6
                (a)  Class A-6 Lockout
                       Percentage                                          0.00%
                (b)  Class A-6 Lockout
                       Distribution Amount      0.00000000                 0.00
          8.  Class A-7                        25.32077836         5,697,175.13

2(b). Class MF & BF Principal Distribution Amount Group I Certificates:

          1.  Class MF-1                        0.00000000                 0.00
          2.  Class MF-2                        0.00000000                 0.00
          3.  Class BF                          0.00000000                 0.00

2(c). Class AV Principal Distribution Amount Group II Certificates:

          1.  Class AV                         28.09692205         4,833,513.50

2(d). Class AV Principal Distribution Amount Group II Certificates:

          1.  Class MV-1                        0.00000000                 0.00
          2.  Class MV-2                        0.00000000                 0.00
          3.  Class BV                          0.00000000                 0.00

2(e)  Class M Applied Realized Loss for Group I Certificates:

          1.  Class MF-1                        0.00000000                 0.00
          2.  Class MF-2                        0.00000000                 0.00
          3.  Class BF                          0.00000000                 0.00

2(f)  Class B Applied Realized Loss for Group II Certificates:

          1.  Class MV-1                        0.00000000                 0.00
          2.  Class MV-2                        0.00000000                 0.00
          3.  Class BV                          0.00000000                 0.00



      Ending  Senior  Class  A  Certificate   Balances  after  distributions  of
      principal in this Monthly Master Servicer Report for Group I Certificates:

                                                Factor %             Amount
                                             ------------        --------------
          (a)  Class AF-1A                    10.53895533%        11,521,185.97
          (b)  Class AF-1B                    10.53895536%        10,360,847.01
          (c)  Class A-2                     100.00000000%        67,730,000.00
          (d)  Class A-3                     100.00000000%        68,590,000.00
          (e)  Class A-4                     100.00000000%        50,190,000.00
          (f)  Class A-5                     100.00000000%        31,210,000.00
          (g)  Class A-6                     100.00000000%        47,260,000.00
          (h)  Class A-7                      60.70276713%       136,581,226.05
                                                                 --------------
                                                                 423,443,259.03

      Ending Subordinated Class MF & BF Certificate Balances after distributions of principal in this Monthly Master Servicer Report Group I Certificates:

          (a)  Class MF-1                    100.00000000%        35,670,000.00
          (b)  Class MF-2                    100.00000000%        33,690,000.00
          (c)  Class BF                      100.00000000%        25,760,000.00
                                                                  -------------
                                                                  95,120,000.00

      Ending  Senior  Class  AV  Certificate  Balances  after  distributions  of
      principal  in  this   Monthly   Master   Servicer   Report  for  Group  II
      Certificates:

          (a)  Class AV                       53.66543975%        92,320,656.01

      Ending Subordinated Class MV & BV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II
      Certificates:

          (b)  Class MV-1                    100.00000000%        13,470,000.00
          (c)  Class MV-2                    100.00000000%        10,880,000.00
          (d)  Class BV                      100.00000000%        10,890,000.00
                                                                 --------------
                                                                 127,560,656.01

V   Interest Distribution Amount

    Fixed Rate Certificates

         (b)  Fixed Rate Certificates applicable Pass-Through Rate

                 1.  Class AF-1A                 1.47625%
                 2.  Class AF-1B                 3.48300%
                 3.  Class A-2                   4.57000%
                 4.  Class A-3                   5.19000%
                 5.  Class A-4                   5.97000%
                 6.  Class A-5                   6.71000%
                 7.  Class A-6                   6.20000%
                 8.  Class A-7                   5.61000%
                 9.  Class MF-1                  6.57000%
                10.  Class MF-2                  7.06000%
                11.  Class BF                    7.46000%

    Variable Rate Certificates

          (b)  LIBOR Rate                        1.33625%

                 1.  Class AV                    1.62625%
                 2.  Class MV-1                  2.03625%
                 3.  Class MV-2                  2.58625%
                 4.  Class BV                    3.23625%


    INTEREST REMITTANCE AMOUNT
      1.  Interest collected on
            Mortgage Loans                   5,235,372.98
      2.  Interest advanced on Mortgage
            Loans                              290,307.68
      3.  Compensating Interest on Mortgage
            Loans                                1,166.48
      4.  Substitution Adjustment interest           0.00
      5.  Purchase Price interest on
            repurchased accounts                     0.00
      6.  Liquidation Proceeds interest
            portion                                  0.00
      7.  Recoveries on previously
            Liquidated Mortgages with
            respect to Interest                      0.00
              TOTAL INTEREST REMITTANCE
                AMOUNT                                             5,526,847.14


     Current Interest Requirement

                  1. Class AF-1A @ applicable Pass-Through Rate       20,463.99
                  2. Class AF-1B @ applicable Pass-Through Rate       46,520.58
                  3. Class A-2 @ applicable Pass-Through Rate        257,938.42
                  4. Class A-3 @ applicable Pass-Through Rate        296,651.75
                  5. Class A-4 @ applicable Pass-Through Rate        249,695.25
                  6. Class A-5 @ applicable Pass-Through Rate        174,515.92
                  7. Class A-6 @ applicable Pass-Through Rate        244,176.67
                  8. Class A-7 @ applicable Pass-Through Rate        665,151.53
                  9. Class MF-1 @ applicable Pass-Through Rate       195,293.25
                 10. Class MF-2 @ applicable Pass-Through Rate       198,209.50
                 11. Class BF @ applicable Pass-Through Rate         160,141.33
                 12. Class AV @ applicable Pass-Through Rate         122,886.53
                 13. Class MV-1 @ applicable Pass-Through Rate        21,333.11
                 14. Class MV-2 @ applicable Pass-Through Rate        21,885.42
                 15. Class BV  @ applicable Pass-Through Rate         27,411.04


         Interest Carry Forward Amount

                  1.  Class AF-1A                    0.00
                  2.  Class AF-1B                    0.00
                  3.  Class A-2                      0.00
                  4.  Class A-3                      0.00
                  5.  Class A-4                      0.00
                  6.  Class A-5                      0.00
                  7.  Class A-6                      0.00
                  8.  Class A-7                      0.00
                  9.  Class MF-1                     0.00
                 10.  Class MF-2                     0.00
                 11.  Class BF                       0.00
                 12.  Class AV                       0.00
                 13.  Class MV-1                     0.00
                 14.  Class MV-2                     0.00
                 15.  Class BV                       0.00
                 16.  Class X-IO                     0.00


         Certificates Interest Distribution Amount

                                                 Per $ 1,000
                                               ---------------
                  1.  Class AF-1A               0.18719347            20,463.99
                  2.  Class AF-1B               0.47320293            46,520.58
                  3.  Class A-2                 3.80833338           257,938.42
                  4.  Class A-3                 4.32500000           296,651.75
                  5.  Class A-4                 4.97500000           249,695.25
                  6.  Class A-5                 5.59166677           174,515.92
                  7.  Class A-6                 5.16666674           244,176.67
                  8.  Class A-7                 2.95622902           665,151.53
                  9.  Class MF-1                5.47500000           195,293.25
                 10.  Class MF-2                5.88333333           198,209.50
                 11.  Class BF                  6.21666654           160,141.33
                 12.  Class AV                  0.71433198           122,886.53
                 13.  Class MV-1                1.58374981            21,333.11
                 14.  Class MV-2                2.01152757            21,885.42
                 15.  Class BV                  2.51708356            27,411.04
                                                                   ------------
                                                                   2,702,274.29

VI   Credit Enhancement Information

                                                               Group I           Group II         Total

        (a) Senior Enhancement Percentage                          20.00%           31.03%            51.03%

        (b) Overcollateralization Amount:

              1. Opening Overcollateralization Amount       12,683,784.02     7,461,499.72     20,145,283.74
              2. Ending Overcollateralization Amount        12,683,784.02     7,461,499.72     20,145,283.74
              3. Targeted Overcollateralization Amount      12,683,784.02     7,461,499.72     20,145,283.74
              4. Subordination Deficiency                            0.00             0.00              0.00
              5. Overcollateralization Release Amount                0.00             0.00              0.00

VII  Trigger Information

        1. (a)  60+ Delinquency  Percentage                         6.99%          10.27%
           (b)  Delinquency Event in effect
                (Group I > 50% or Group II > 40%) ?                    NO              NO

        2. (a)  Cumulative Loss Percentage                          0.15%           0.04%
           (b)  Applicable Loss Percentage for
                current Distribution                                2.25%           3.25%
           (c)  Cumulative Loss Trigger Event in effect                NO              NO



VIII   Pool Information                                           No.                  Amount
                                                             ----------            --------------
            (a)  Closing Mortgage Loan Principal Balance:

                 1.  Fixed Rate                                 7,455              531,247,043.05
                 2.  Adjustable Rate                            1,467              135,022,155.73

                       Total Closing Mortgage Loan
                         Principal Balance:                     8,922              666,269,198.78

           (b)  Balloon Mortgage Loans

                 1.  Fixed Rate                                  430               30,618,132.62
                 2.  Adjustable Rate                               0                        0.00

                       Total Balloon Mortgage Loans:             430               30,618,132.62

           (c)  Weighted Average Mortgage Rate:

                 1.  Fixed Rate                                                           9.758%
                 2.  Adjustable Rate                                                      9.258%

                       Total  Weighted Average Mortgage Rate                              9.657%

           (d)  Weighted Average Net Mortgage Rate:

                 1.  Fixed Rate                                                           9.250%
                 2.  Adjustable Rate                                                      8.894%

           (e)  Weighted Average Remaining Maturity:

                 1.  Fixed Rate                                                           274.39
                 2.  Adjustable Rate                                                      330.77

           (f)  Weighted Average Original Maturity:

                 1.  Fixed Rate                                                           313.00
                 2.  Adjustable Rate                                                      359.00


IX  Delinquency Information                                       No.         %          Amount
                                                               -------     ------      ----------
      A.  Fixed Rate Mortgage Loans:

            (a)  Delinquent Contracts:
                   1. 31 - 59 Day Accounts                       420       5.75%    30,547,103.14
                   2. 60 - 89 Day Accounts                       139       2.00%    10,648,261.72
                   3. 90+  Day Accounts                          359       4.85%    25,754,799.36

            (b)  Mortgage Loans - In Foreclosure                 237       3.29%    17,458,777.20
            (c)  REO Property Accounts                            69       0.90%     4,755,814.96

      B.  Adjustable Rate Mortgage Loans:

            (a)  Delinquent Contracts:

                   1. 31 - 59 Day Accounts                       107       7.42%    10,022,839.06
                   2. 60 - 89 Day Accounts                        52       3.88%     5,233,172.05
                   3. 90+  Day Accounts                           96       6.35%     8,569,704.79

            (b)  Mortgage Loans - In Foreclosure                  62       4.10%     5,537,105.64
            (c)  REO Property Accounts                            23       1.34%     1,810,848.28

      C.  Total For All Mortgage Loans

            (a)  Delinquent Contracts:
                   1. 31 - 59 Day Accounts                       527       6.09%    40,569,942.20
                   2. 60 - 89 Day Accounts                       191       2.38%    15,881,433.77
                   3. 90+  Day Accounts                          455       5.15%    34,324,504.15

            (b)  Mortgage Loans - In Foreclosure                 299       3.45%    22,995,882.84
            (c)  REO Property Accounts                            92       0.99%     6,566,663.24



X   Realized Losses                                              No.                      Amount
                                                               -------                 ----------

      1.    (a)  Gross Realized Losses during the period          8                   721,132.41

            (b)  Realized Losses during the period

                   1. Group I                                                         310,816.00
                   2. Group II                                                         78,806.14
                                                                                    ------------
                        Total                                                         389,622.14

            (c)  Cumulative Gross Realized Losses                 21                2,347,070.05

            (d)  Cumulative Realized Losses
                   1. Group I                                                       1,156,164.01
                   2. Group II                                                         78,806.14

                        Total                                                       1,234,970.15

            (e)  Cumulative Applied Realized Losses

                    i.  Class B-4                                                           0.00
                   ii.  Class B-3                                                           0.00
                  iii.  Class B-2                                                           0.00
                   iv.  Class B-1                                                           0.00
                    v.  Class M-2                                                           0.00
                   vi.  Class M-1                                                           0.00

XI  Miscellaneous Information

         1. (a)  Monthly Master Servicer Fee

                   i.  Monthly Servicing Fee                                          286,986.82
                  ii.  Mortgage Fees                                                  190,101.87
                  iii. Mortgage Insurance Premium Reimbursement                             0.00
                  iv.  Certificate Account Investment Earnings                              0.00

            (b)  Amount of prior unpaid Master Servicing Fees paid with
                 this distribution                                                          0.00

            (c)  Total Master Servicing Fees paid with this distribution              477,088.69

            (d)  Amount of unpaid Master Servicing Fees as of this distribution             0.00


         2. (a)  Opening Master Servicer Advance Balance                           10,903,634.83

            (b)  Current Advance (exclusive of Compensating Interest)                 915,425.98

            (c)  Reimbursement of prior Master Servicer Advances                      (625,118.30)
                                                                                   -------------

            (d)  Ending Master Servicer Advance Balance                            11,193,942.51


         3.   Current period Compensating Interest                                      1,166.48

         4.   (a)  Stepdown Date in effect ?                              NO